Incorporation No. 329819

JEWETT-CAMERON TRADING COMPANY LTD.
(the "Company")

The Company has as its articles the following articles.

ARTICLES

INTERPRETATION

1.1

Definitions

In these Articles, unless the context otherwise requires:

(a)

"acknowledgement" means a non-transferable written acknowledgement of a shareholder's right to obtain a share certificate representing the shares of each class or series of shares registered in such shareholder's name;

(b)

"board of directors", "directors" and "board" mean the directors or sole director of the Company for the time being;

(c)

"Business Corporations Act" means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(d)

"Interpretation Act' means the Interpretation Act, R.S.B.C. 1996, c. 238 from time to time in force and all amendments thereto;

(e)

"legal personal representative" means the personal or other legal representative of the shareholder, and includes a trustee in bankruptcy of the shareholder;

(f)

"registered address" of a shareholder means the shareholder's address as recorded in the central securities register;

(g)

"seal" means the seal of the Company, if any.

1.2

Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

PART 2

SHARES AND SHARE CERTIFICATES

2.1

Authorized Share Structure

The authorized share structure of the Company consists of the kinds, classes and series of shares described in the Notice of Articles of the Company.

2.2

Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3

Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to receive either:

(a)

one share certificate representing the shares of each class or series of shares registered in the shareholder's name, or

(b)

an acknowledgment,

provided that in respect of a share held jointly by two or more persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of the joint shareholders or to one of the shareholders' duly authorized agents will be sufficient delivery to all. A shareholder may waive such shareholder's right to receive either a share certificate or an acknowledgement.

2.4

Delivery by Mail

Any share certificate or acknowledgment may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5

Replacement of Worn Out, Defaced, Lost or Destroyed Certificate

If the directors are satisfied that a share certificate is worn out, defaced, lost or destroyed, they may, upon receipt of a fee, if any, not to exceed the prescribed amount, and on such terms, if any, as they think fit:

(a)

order the share certificate to be cancelled; and

(b)

issue a replacement share certificate.

2.6

Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.7

Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

PART 3

ISSUE OF SHARES

3.1

Directors Authorized

Subject to the Business Corporations Act and the rights of the shareholders, the Company may issue any of its unissued shares and sell or otherwise dispose of any of its issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be set by director's resolution and be equal to or greater than the par value of the share.

3.2

Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)

consideration is provided to the Company or a wholly owned subsidiary of the Company for the issue of the share by one or more of the following:

(i)

past services performed for the Company;

(ii)

property;

(iii)

money; and

(b)

the value of the consideration received by the Company equals or exceeds the issue price determined or set for the share under Article 3.1.

The value of past services or property given in consideration for the issue of shares shall be the value attributed to it by the directors which shall not exceed the fair market value of those past services or property.

3.3

Consideration Paid to Subsidiary

Consideration paid to a subsidiary, all of the issued shares of which are held by the Company, for the issue of a share of the Company, shall be deemed to be paid to the Company for the purposes of determining if a share has been fully paid.

3.4

Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

PART 4

SHARE REGISTERS

4.1

Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register at its records office or at any other location in British Columbia designated by the directors and may maintain branch securities registers at any locations inside or outside British Columbia designated by the directors. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register and any branch securities registers. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2

Closing Register

The Company must not at any time close its central securities register.

PART 5

SHARE TRANSFERS

5.1

Registering Transfers

A transfer of a share of the Company must not be registered unless:

(a)

a duly signed instrument of transfer in respect of the share has been received by the Company; and

(b)

the share certificate issued by the Company in respect of the share to be transferred has been surrendered to the Company.

5.2

Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the directors from time to time.

5.3

Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4

Signing of Instrument of Transfer

If a shareholder, or their authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgment deposited with the instrument of transfer:

(a)

in the name of the person named as transferee in that instrument of transfer; or

(b)

if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5

Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares.

5.6

Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount of a transfer fee, if any, determined by the directors.

PART 6

TRANSMISSION OF SHARES

6.1

Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2

Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and these Articles have been deposited with the Company.

PART 7

PURCHASE AND REDEMPTION OF SHARES

7.1

Company Authorized to Purchase or Redeem Shares

Subject to Article 7.2 and the special rights and restrictions attached to the shares of any class or series the Company may, if authorized by the directors, purchase any of its shares, or redeem any of its shares that have a right of redemption attached to them or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2

Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)

the Company is insolvent, as defined in subsection 1.1 of the Business Corporations Act; or

(b)

making the payment or providing the consideration would render the Company insolvent, as defined in subsection 1.1 of the Business Corporations Act.

7.3

Cancellation and Retention of Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)

is not entitled to vote the share at a meeting of its shareholders;

(b)

must not pay a dividend in respect of the share; and

(c)

must not make any other distribution in respect of the share.

PART 8

BORROWING POWERS

8.1

Borrowing

The Company, if authorized by the directors, may:

(a)

borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(b)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company and at such discounts or premiums and on such other terms as they consider appropriate; and

(c)

mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

PART 9

FINANCIAL ASSISTANCE

9.1

Financial Assistance

The Company, if authorized by the directors, may give financial assistance to any person for any purpose by means of a loan, a guarantee, the provision of security or otherwise.

9.2

Disclosure

The Company must disclose any financial assistance that is material to the Company as required by the Business Corporations Act.

PART 10

ALTERATIONS

10.1

Alteration of Authorized Share Structure

Subject to Article 10.2 and the Business Corporations Act, the Company may by special resolution:

(a)

create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(b)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(c)

if the Company is authorized to issue shares of a class of shares with par value:

(i)

decrease the par value of those shares; or

(ii)

if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(d)

change all or any of its unissued or issued shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(e)

alter the identifying name of any of its shares; or

(f)

otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

10.2

Alterations which may be approved by the Directors

Subject to the Business Corporations Act, the Company may approve the following alterations by directors resolution:

(a)

a subdivision of all or any of the unissued, or fully paid issued, shares; or

(b)

a consolidation of all or any of the unissued, or fully paid issued, shares.

10.3

Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by special resolution:

(a)

create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any of those shares have been issued; or

(b)

vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued,

but no right or special right to any issued shares shall be prejudiced or interfered with unless the shareholders holding shares of the class or series of shares whose right or special right is so prejudiced or interfered with consent by a special separate resolution of those shareholders.

10.4

Change of Name

The Company may by director's resolution authorize an alteration of its Notice of Articles in order to change its name.

10.5

Other Alterations

Subject to the Business Corporations Act the Company may by special resolution alter these Articles.

PART 11

MEETINGS OF SHAREHOLDERS

11.1

Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

11.2

Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 11.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

11.3

Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders and may determine by resolution the location of that meeting.

11.4

Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)

if and for so long as the Company is a public company, 21 days;

(b)

otherwise, 14 days.

11.5

Record Date for Notice

The directors may set a date as the notice record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The notice record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The notice record date must not precede the date on which the meeting is held by fewer than:

(a)

if and for so long as the Company is a public company, 21 days;

(b)

otherwise, 14 days.

If no notice record date is set, the notice record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

11.6

Record Date for Voting

The directors may set a date as the voting record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The voting record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no voting record date is set, the voting record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

11.7

Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

11.8

Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 12.1, the notice of meeting must state the general nature of the special business

PART 12

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

12.1

Special Business

At a meeting of shareholders, the following business is special business:

(a)

at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)

at an annual general meeting, all business is special business except for the following:

(i)

business relating to the conduct of or voting at the meeting;

(ii)

consideration of any financial statements of the Company presented to the meeting;

(iii)

consideration of any reports of the directors or auditor;

(iv)

the setting or changing of the number of directors;

(v)

the election or appointment of directors;

(vi)

the appointment of an auditor;

(vii)

business arising out of a report of the directors not requiring the passing of a special resolution;

(viii)

any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

12.2

Special Majority

The majority of votes required for the Company to pass a special resolution or a special separate resolution at a meeting of shareholders is two-thirds of the votes cast on that resolution.

12.3

Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting.

12.4

One Shareholder May Constitute Quorum

If there is only one shareholder entitled to vote at a meeting of shareholders the quorum is one person who is that shareholder in person or that shareholder represented by proxy and that shareholder, whether present in person or by proxy, shall constitute the meeting.

12.5

Other Persons May Attend

The directors, any officer, any lawyer for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders.

12.6

Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

12.7

Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)

in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b)

in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

12.8

Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 12.7(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

12.9

Chair

The following individual is entitled to preside as chair at a meeting of shareholders:

(a)

the chair of the board, if any; or

(b)

if there is no chair or the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.

12.10

Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose by ordinary resolution any person present at the meeting to chair the meeting.

12.11

Adjournments

The chair of a meeting of shareholders may, and if so directed by the shareholders must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

12.12

Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

12.13

Decisions by Show of Hands or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by a show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.

12.14

Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 12.13, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

12.15

Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

12.16

No Casting Vote

In case of an equality of votes, the chair of a meeting of shareholders does not, either on a show of hands or on a poll, have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

12.17

Manner of Taking Poll

Subject to Article 12.18, if a poll is duly demanded at a meeting of shareholders:

(a)

the poll must be taken:

(i)

at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs, and

(ii)

in the manner, at the time and at the place that the chair of the meeting directs;

(b)

the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c)

the demand for the poll may be withdrawn by the person who demanded it.

12.18

Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

12.19

Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and the chair's determination made in good faith is final and conclusive.

12.20

Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all votes in the same way.

12.21

No Poll for Election of Chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

12.22

Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

12.23

Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies

.

PART 13

VOTES OF SHAREHOLDERS

13.1

Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 13.3:

(a)

on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b)

on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

13.2

Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative for a shareholder who is entitled to vote at the meeting.

13.3

Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(a)

any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)

if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

13.4

Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 13.3, deemed to be joint shareholders.

13.5

Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)

for that purpose, the instrument appointing a representative must:

(i)

be received at the registered office of the Company or at any other place specified in the notice calling the meeting for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(ii)

be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(b)

if a representative is appointed under this Article 13.5:

(i)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the represented corporation as if such corporation was a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(ii)

the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

13.6

Proxy Provisions Do Not Apply to All Companies

If and for so long as the Company is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply, Articles 13.7 to 13.13 apply only insofar as they are not inconsistent with any securities legislation in any province or territory of Canada or in the federal jurisdiction of the United States or in any states of the United States that is applicable to the Company and insofar as they are not inconsistent with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by securities commissions or similar authorities appointed under that legislation.

13.7

Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

13.8

Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

13.9

Deposit of Proxy

A proxy for a meeting of shareholders must:

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)

unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

13.10

Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)

at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)

by the chair of the meeting, before the vote is taken.

13.11

Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting;

[name of company]
(the "Company")

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting. Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

13.12

Revocation of Proxy

Every proxy may be revoked by an instrument in writing signed by the shareholder or the shareholder's legal personal representative or, if the shareholder is a corporation, by the corporation or by a representative appointed under Article 13.5 that is:

(a)

received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)

provided, at the meeting, to the chair of the meeting before the vote is taken.

13.13

Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

PART 14

DIRECTORS

14.1

First Directors

The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act.

14.2

Number of Directors

The number of directors, excluding additional directors appointed under Article 15.7, is set at:

(a)

subject to paragraphs (b) and (c), the number of directors that is equal to the number of the Company's first directors;

(b)

if the Company is a public company, the greater of three and the most recent of:

(i)

the number of directors set from time to time by ordinary resolution (whether or not previous notice of the resolution was given); or

(ii)

the number of directors set under Article 15.4;

(c)

if the Company is not a public company, the most recent of:

(i)

the number of directors set from time to time by ordinary resolution (whether or not previous notice of the resolution was given); or

(ii)

the number of directors set under Article 15.4.

14.3

Shareholders May Elect or Appoint

If the number of directors is set under Articles 14.2(b)(i) or 14.2(c)(i) the shareholders may by ordinary resolution elect or appoint the directors needed to fill any vacancies in the board of directors up to that number.

14.4

Directors' Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

14.5

Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for such director's office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

14.6

Remuneration of Directors

The directors are entitled to remuneration for acting as directors, if any, as the directors may from time to time determine. In the alternative, the directors may refer the remuneration of the directors, if any, to be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

14.7

Reimbursement of Expenses of Directors

The Company must reimburse a director for the reasonable expenses that a director may incur in connection with the business of the Company.

14.8

Special Remuneration for Directors

If any director performs any professional or other services for the Company which in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in connection the Company's business, that director may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration which the director may be entitled to receive.

14.9

Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to the director's spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

PART 15

ELECTION AND REMOVAL OF DIRECTORS

15.1

Election at Annual General Meeting

At every annual general meeting or in every unanimous resolution contemplated by Article 11.2:

(a)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect by ordinary resolution, or appoint by unanimous resolution, a board of directors consisting of the number of directors for the time being set under these Articles; and

(b)

all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.

15.2

Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(a)

that individual consents to be a director in the manner provided for in the Business Corporations Act;

(b)

that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(c)

with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

15.3

Failure to Elect or Appoint Directors

If:

(a)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 11.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)

the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 11.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(c)

the date on which the director's successor is elected or appointed; and

(d)

the date on which the director otherwise ceases to hold office under the Business Corporations Act or these Articles.

15.4

Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

15.5

Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

15.6

Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

15.7

Additional Directors

Notwithstanding Articles 14.2 and 14.3, between annual general meetings or unanimous resolutions contemplated by Article 11.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 15.7 must not at any time exceed:

(a)

one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)

in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 15.7.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 15.1(a), but is eligible for re-election or re-appointment.

15.8

Ceasing to be a Director

A director ceases to be a director when:

(a)

the term of office of the director expires;

(b)

the director dies;

(c)

the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or

(d)

the director is removed from office pursuant to Articles 15.9 or 15.10.

15.9

Removal of Director by Shareholders

The Company may remove any director before the expiration of the director's term of office by special resolution. In that event, the shareholders may elect or appoint by ordinary resolution a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect or appoint by ordinary resolution a director to fill that vacancy.

15.10

Removal of Director by Directors

The directors may remove any director before the expiration of the director's term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

PART 16

ALTERNATE DIRECTORS

16.1

Appointment of Alternate Director

Subject to the approval of the board of directors, a director of the Company (an "appointor") may by notice in writing to the Company ("notice of appointment") appoint any person who is qualified to act as a director (an "appointee") to be such appointor's alternate to act in such appointor's place (an "alternate director") at meetings of the directors or committees of the directors at which such appointor is not present.

16.2

Notice of Meetings

An alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which such alternate director's appointor is a member and to attend and vote as a director at any such meetings at which such alternate director's appointor is not present

16.3

Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(a)

will be counted in determining the quorum for a meeting of directors once for each of such alternate director's appointors and, if such alternate director is also a director, once more in that capacity;

(b)

has a separate vote at a meeting of directors for each of such alternate director's appointors and, if such alternate director is also a director, an additional vote in that capacity;

(c)

will be counted in determining the quorum for a meeting of a committee of directors once for each of such alternate director's appointors who is a member of that committee and, if such alternate director is also a member of that committee as a director, once more in that capacity;

(d)

has a separate vote at a meeting of a committee of directors for each of such alternate director's appointors who is a member of that committee and, if such alternate director is also a member of that committee as a director, an additional vote in that capacity.

16.4

Consent Resolutions

An alternate director may sign in place of such alternate director's appointor any resolutions to be consented to in writing in accordance with the notice of appointment.

16.5

Alternate Director Not an Agent

An alternate director is deemed not to be the agent of such alternate director's appointor.

16.6

Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of such appointer's alternate director.

16.7

Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(a)

the appointor of an alternate director ceases to be a director and is not re-elected or re-appointed;

(b)

an alternate director dies;

(c)

an alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;

(d)

an alternate director ceases to be qualified to act as a director; or

(e)

the appointor of an alternate director revokes the appointment such alternate director.

16.8

Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if such alternate director were a director, and such alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor of such alternate director as the appointor may from time to time direct.

PART 17

POWERS AND DUTIES OF DIRECTORS

17.1

Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

17.2

Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in such attorney.

17.3

Directors may determine Remuneration of Auditors

The directors may determine the remuneration to be paid to the auditors of the Company.

17.4

Transfer of Power

Pursuant to Section 137 of the Business Corporations Act the directors may, at their discretion, transfer, in whole or in part, the powers of the directors to manage or supervise the management business and affairs of the Company to one or more persons.

PART 18

DISCLOSURE OF INTEREST OF DIRECTORS

18.1

Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

18.2

Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter may be counted in the quorum but is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

18.3

Disclosure of Conflict of Office or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

18.4

Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to such director's office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

18.5

No Disqualification

No director or intended director is disqualified by such director's office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

18.6

Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

18.7

Director or Officer in Other Corporations

A director or officer of the Company may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by such director or officer as a director, officer or employee of, or from such director or officer's interest in, such other person.

PART 19

PROCEEDINGS OF DIRECTORS

19.1

Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit.

19.2

Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

19.3

Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(a)

the chair of the board, if any;

(b)

in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)

any other director chosen by the directors if:

(i)

neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(ii)

neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(iii)

the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

19.4

Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

19.5

Calling of Meetings

A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

19.6

Notice of Meetings

Meetings of the directors held at regular intervals may be held at the place and time, on notice, if any, as the directors may from time to time determine and for meetings of the directors other than meetings held at regular intervals as determined by the directors pursuant to Article 19.1 and reasonable notice of such meetings of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 25.1 or orally or by telephone.

19.7

When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(a)

the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b)

the director or alternate director, as the case may be, has waived notice of the meeting.

19.8

Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

19.9

Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by such director or alternate director waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to such director's alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

19.10

Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, shall be a majority of the directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

19.11

Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

19.12

Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution. A resolution of the directors or of any committee of the directors passed in accordance with this Article 19.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

PART 20

EXECUTIVE AND OTHER COMMITTEES

20.1

Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors' powers, except:

(a)

the power to fill vacancies in the board of directors;

(b)

the power to remove a director;

(c)

the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)

such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.

20.2

Appointment and Powers of Other Committees

The directors may, by resolution:

(a)

appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)

delegate to a committee appointed under paragraph (a) any of the directors' powers, except:

(i)

the power to fill vacancies in the board of directors;

(ii)

the power to remove a director;

(iii)

the power to change the membership of, or fill vacancies in, any committee of the directors; and

(iv)

the power to appoint or remove officers appointed by the directors; and

(c)

make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution or any subsequent directors' resolution.

20.3

Obligations of Committees

Any committee appointed under Articles 20.1 or 20.2, in the exercise of the powers delegated to it, must conform to any rules that may from time to time be imposed on it by the directors and report as the directors may require.

20.4

Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 20.1 or 20.2:

(a)

revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b)

terminate the appointment of, or change the membership of, the committee; and

(c)

fill vacancies in the committee.

20.5

Committee Meetings

Subject to Article 20.3 and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 20.1 or 20.2:

(a)

the committee may meet and adjourn as it thinks proper;

(b)

the committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary;

(c)

the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(d)

a majority of the members of the committee constitutes a quorum of the committee; and

(e)

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

PART 21
OFFICERS

21.1

Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

21.2

Functions, Duties and Powers of Officers

The directors may, for each officer:

(a)

determine the functions and duties of the officer;

(b)

delegate to the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)

revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

21.3

Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.

21.4

Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after such officer ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

PART 22

INDEMNIFICATION

22.1

Definitions

In this Part 22 "eligible penalty", "eligible proceeding" and "expenses" have the meanings set out in the Business Corporations Act (Section 159).

22.2

Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and such person's heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 22.2.

22.3

Indemnification of Other Persons

Subject to Article 22.2 and any restrictions in the Business Corporations Act, the Company may indemnify any person.

22.4

Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which a director is entitled under this Part.

22.5

Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of a person (or such person's heirs or legal personal representatives) who:

(a)

is or was a director, alternate director, officer, employee or agent of the Company;

(b)

is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)

at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)

at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by such person as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

PART 23
DIVIDENDS

23.1

Payment of Dividends Subject to Special Rights

The provisions of this Part 23 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

23.2

Declaration of Dividends

Subject to the Business Corporations Act and any special rights and restrictions attached to the shares of the Company, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

23.3

No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 23.2.

23.4

Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months.

23.5

If Not Fixed

The record date for determining shareholders if not fixed shall be the date on which the notice is mailed or if no notice is mailed, the date on which the resolution declaring the dividend is passed, as the case may be.

23.6

Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

23.7

Valuation of Distribution

The directors shall as they deem advisable, and, in particular, may:

(a)

set the value for distribution of specific assets;

(b)

determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)

vest any such specific assets in trustees for the persons entitled to the dividend.

23.8

When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

23.9

Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

23.10

Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

23.11

Dividend Bears No Interest

No dividend bears interest against the Company.

23.12

Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

23.13

Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

23.14

Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or other securities of the Company as a dividend representing the surplus or any part of the surplus.

PART 24

DOCUMENTS, RECORDS AND REPORTS

24.1

Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

24.2

Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

PART 25
NOTICES

25.1

Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)

mail addressed to the person at the applicable address for that person as follows:

(i)

for a record mailed to a shareholder, the shareholder's registered address;

(ii)

for a record mailed to a director or officer, the director's or officer's prescribed address or mailing address shown in the records kept by the Company;

(iii)

in any other case, the mailing address of the intended recipient;

(b)

delivery at the applicable address for that person as follows, addressed to the person:

(i)

for a record delivered to a shareholder, the shareholder's registered address;

(ii)

for a record delivered to a director or officer, the director's or officer's prescribed address or mailing address shown in the records kept by the Company;

(iii)

in any other case, the delivery address of the intended recipient;

(c)

sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)

sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(e)

physical delivery to the intended recipient.

25.2

Deemed Receipt of Mailing

A record referred to in Article 25.1 is deemed to be received by the person to whom it is sent, as follows:

(a)

if mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing;

(b)

if delivered on the day of delivery;

(c)

if sent by facsimile on the day sent;

(d)

if sent by email on the day sent.

25.3

Certificate of Sending

A certificate signed by any officer, director, employee or any other corporation on behalf of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 25.1, prepaid and mailed or otherwise sent as permitted by Article 25.1 is conclusive evidence of that fact.

25.4

Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

25.5

Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)

mailing the record, addressed to them:

(i)

by name, by the title of the legal personal representative of the shareholder or by any similar description; and

(ii)

at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)

if an address referred to in paragraph (a)(ii) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

PART 26

EXECUTION OF DOCUMENTS

26.1

Use of Seal

The directors may provide a seal for the Company and, if they do so, shall provide for the safe custody and use of the seal which shall not be affixed to any instrument except in the presence of, or attested by the signatures of, the following persons, namely:

(a)

any two directors, or

(b)

if the Company has only one director, that director; or

(c)

any officer together with any director, or

(d)

the Company's attorney, appointed pursuant to Article 17.2, or

(e)

such person or persons as the directors may from time to time by resolution appoint, and any such resolution may be general in its nature,

and the said directors, officers, attorney, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

26.2

Execution without Seal

If the directors do not provide a seal for the Company or if the Company does have a seal but the directors wish to execute a document or instrument without affixing the seal and such document or instrument does not by law require a seal to be affixed, then such document or instrument shall be signed on behalf of the Company by the following persons, namely:

(a)

any two directors, or

(b)

if the Company has only one director, that director, or

(c)

any officer together with any director, or

(d)

the Company's attorney, appointed pursuant to Article 17.2, or

(e)

such person or persons as the directors may from time to time by resolution appoint, and any such resolution may be general in its nature.

26.3

Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer, an assistant secretary-treasurer or any other director or officer, if any, determined by the directors may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

PART 27

PROHIBITIONS

27.1

Definitions

In this Part 27:

(a)

"designated security" means:

(i)

a voting security of the Company;

(ii)

a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(iii)

a security of the Company convertible, directly or indirectly, into a security described in paragraph (i) or (ii);

(b)

"security", has the meaning assigned in the Securities Act (British Columbia);

(c)

"voting security, means a security of the Company that:

(i)

is not a debt security, and

(ii)

carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

27.2

Application

Article 27.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

27.3

Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

EXTRACT OF RESOLUTION

JEWETT-CAMERON TRADING COMPANY LTD.
(the "Company")

Amendment to Articles of the Company
as effected on January 20, 2014

Pursuant to section 42(2)(a)(iv) of the British Columbia Business Corporations Act, the following is an extract of special resolutions of the shareholders of Jewett-Cameron Trading Company Ltd. (the "Company") as passed on January 10, 2014 and as effected on January 20, 2014.

"RECTIFICATION OF CORPORATE MATTERS

The Chairperson presented the full text of a resolution approving the rectification of corporate records.

On motion duly made and carried, the following resolution be adopted by the shareholders of the Company:

"RESOLVED, as special resolutions, that:

1.

If deemed necessary by the directors of the Company, any one director or officer of the Company be authorized to correct any documents or filings that may have included the Omission and to update the basic records of the Company.

2.

The attachment of the Special Rights to the Preferred shares of the Company be hereby confirmed, ratified and approved.

3.

The Special Rights be amended to the extent necessary to ensure compliance with s.438(3) of the British Columbia Business Corporations Act.

4.

The Special Rights be amended by renumbering the provisions contained therein in order that they will follow in numerical sequence to the existing Articles of the Company.

5.

The existing Articles of the Company be amended by the addition of the Special Rights as amended by these resolutions and as set out on the attached Schedule "B".

6.

Any one or more of the directors and officers of the Company, or the Company's agent, Richards Buell Sutton LLP, is authorized and directed to execute and deliver the Notice of Alteration to a Notice of Articles, together with any supporting documentation required for the purpose of giving effect to these resolutions. "

SCHEDULE "A"

PART 28

SPECIAL RIGHTS AND RESTRICTIONS

ATTACHED TO THE PREFERRED SHARES

28.1

The Special Rights and Restrictions attaching to the Preferred shares as a class are as follows:

(a)

The Preferred shares may, upon compliance with the applicable provisions of the British Columbia Business Corporations Act (the "Act"), be issued at any time and from time to time in one or more series and the directors may, before the issue of shares of any particular series, alter the Notice of Articles of the Company to fix the number of and determine the designation of shares of that series and alter the Articles of the Company to create, define and attach the special rights and restrictions attaching to the shares of that series;

(b)

Priority: The Preferred Shares shall be entitled to priority over the common shares of the Company and all other shares ranking junior to the Preferred Shares with respect to the payment of dividends or the distribution of assets of the Company in the event of any liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding up its affairs. If any cumulative dividends or amounts payable on a return of capital are not paid in full, the Preferred Shares of all series shall participate rateably in accordance with the amounts that would be payable on such shares if all such dividends were declared and paid in full or the sums which would be payable on such shares on the return of capital if all amounts so payable were paid in full, as the case may be.

(c)

Amendments: The rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class may be repealed, altered, modified, amended or varied but only with the prior approval of the holders of the Preferred Shares given in the manner specified in paragraph (d) hereof.

(d)

Consents and Approvals: The consent or approval of the holders of the Preferred Shares with respect to any and all matters may be given in such manner as may then be required by law, subject to a minimum requirement that such consent or approval be given by one or more instruments signed by the holders of at least three-quarters of the issued and outstanding Preferred Shares or by a resolution passed by at least three-quarters of the votes cast at a meeting of the holders of the Preferred Shares duly called for that purpose and held upon at least 21 days' notice or such longer period as may be required by law at which the holder of the Preferred Shares representing not less than a majority of the aggregate consideration stated for all Preferred Shares then outstanding are present or represented by proxy. If at any such meeting the holders of the Preferred Shares representing not less than a majority of the aggregate consideration stated for all Preferred Shares then outstanding are not present or represented by proxy within half an hour after the time appointed for such meeting, then the meeting may be adjourned to such date and to such time as may be appointed by the chairman of the meeting. At such adjourned meeting, the holders of the Preferred Shares present or represented by proxy may transact the business for which the meeting was originally called and the consent or approval of the holders of the Preferred Shares with respect thereto may be given by at least three-quarters of the votes cast at such adjourned meeting. The formalities to be observed with respect to the giving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed by the articles of the Company with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every holder of Preferred Shares shall be entitled to one vote in respect of each Preferred Share of which such holder is the registered holder.